             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACTS
                              ALLMERICA SELECT SPL

This Prospectus provides important information about Allmerica Select SPL, a modified single payment variable life insurance contract issued by Allmerica Financial Life Insurance and Annuity Company. The Contracts are funded through the Allmerica Select Separate Account III, a separate investment account of the Company that is referred to as the Variable Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Fidelity Variable Insurance Products Fund, and T. Rowe Price International Series, Inc.:

   FUND                                                 MANAGER
   ----                                                 -------
   Select Emerging Markets Fund                         Schroder Investment Management North America Inc.
   Select International Equity Fund                     Bank of Ireland Asset Management (U.S.) Limited
   T. Rowe Price International Stock Portfolio          Rowe Price-Fleming International, Inc.
   Select Aggressive Growth Fund                        Nicholas-Applegate Capital Management, L.P.
   Select Capital Appreciation Fund                     T. Rowe Price Associates, Inc.
   Select Value Opportunity Fund                        Cramer Rosenthal McGlynn, LLC
   Select Growth Fund                                   Putnam Investment Management, Inc.
   Select Strategic Growth Fund                         TCW Investment Management Company
   Fidelity VIP Growth Portfolio                        Fidelity Management & Research Company
   Select Growth and Income Fund                        J. P. Morgan Investment Management Inc.
   Fidelity VIP Equity-Income Portfolio                 Fidelity Management & Research Company
   Fidelity VIP High Income Portfolio                   Fidelity Management & Research Company
   Select Income Fund*                                  Standish, Ayer & Wood, Inc.
   Money Market Fund                                    Allmerica Asset Management, Inc.

*The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000.

Contract values may also be allocated to the Fixed Account, which is part of the Company's General Account.

The Contract provides for life insurance coverage and for the accumulation of a Contract Value, which will accumulate on a variable basis. The Contract requires the Contract Owner to make an initial payment of at least $25,000.

Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the Contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax. See FEDERAL TAX CONSIDERATIONS.

THE PURPOSE OF THE CONTRACTS IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE CONTRACT, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

THE CONTRACTS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE CONTRACTS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS LIFE CONTRACTS IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

   CORRESPONDENCE MAY BE MAILED TO:                     DATED MAY 1, 2000
   ALLMERICA SELECT                                     440 LINCOLN STREET
   P.O. BOX 8179                                        WORCESTER, MASSACHUSETTS 01653
   BOSTON, MA 02266-8179                                (508) 855-1000

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................      3
SUMMARY OF FEES AND CHARGES.................................      6
SUMMARY OF CONTRACT FEATURES................................      9
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS..........................................     14
INVESTMENT OBJECTIVES AND POLICIES..........................     16
SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND............     18
THE CONTRACT................................................     19
      Applying for a Contract...............................     19
      Free Look Period......................................     19
      Conversion Privilege..................................     20
      Payments..............................................     20
      Allocation of Payments................................     20
      Transfer Privilege....................................     21
      Death Benefit (without Guaranteed Death Benefit
       Rider)...............................................     22
      Guaranteed Death Benefit Rider........................     23
      Contract Value........................................     24
      Payment Options.......................................     25
      Optional Insurance Benefits...........................     26
      Surrender.............................................     26
      Partial Withdrawal....................................     26
CHARGES AND DEDUCTIONS......................................     27
      Monthly Deductions....................................     27
      Surrender Charge......................................     28
      Transfer Charges......................................     30
CONTRACT LOANS..............................................     30
CONTRACT TERMINATION AND REINSTATEMENT......................     32
OTHER CONTRACT PROVISIONS...................................     33
FEDERAL TAX CONSIDERATIONS..................................     34
      The Company and The Variable Account..................     34
      Taxation of the Contracts.............................     34
      Modified Endowment Contracts..........................     35
      Contract Loans........................................     35
VOTING RIGHTS...............................................     36
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............     37
DISTRIBUTION................................................     38
REPORTS.....................................................     38
LEGAL PROCEEDINGS...........................................     39
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     39
FURTHER INFORMATION.........................................     40
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................     40
INDEPENDENT ACCOUNTANTS.....................................     41
FINANCIAL STATEMENTS........................................     41
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........    A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................    B-1
APPENDIX C -- PAYMENT OPTIONS...............................    C-1
APPENDIX D -- ILLUSTRATIONS.................................    D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................    E-1
FINANCIAL STATEMENTS........................................  FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" also refer to Allmerica Financial Life Insurance and Annuity Company in this prospectus.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your payment) or the Guideline Minimum Sum Insured, whichever is greater. After the Final Payment Date, if the Guaranteed Death Benefit Rider is in effect, the Death Benefit will be the greater of the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no payments may be made and the Net Death Benefit is the Contract Value less any Outstanding Loan. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of

    - The Contract Value TIMES

    - A percentage based on the Insured's age

The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. The percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

If the Guaranteed Death Benefit Rider is in effect after the Final Payment Date, the Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by an Outstanding Loan through the Contract month in which the Insured dies.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") Contract. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERLYING FUNDS (FUNDS): the investment Funds of Allmerica Investment Trust ("Trust"), the Portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"), and T. Rowe Price International Series, Inc. ("T. Rowe Price") which are available under the Contract.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's underwriting class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account III, one of the Company's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

A $2.50 Maintenance Fee from Contracts with a Contract Value of less than $100 (See "Maintenance Fee.");

0.20% on an annual basis for the administrative expenses (See "Administration Charge.");

A deduction for the cost of insurance, which varies depending on the type of Contract and Underwriting Class (See "Monthly Insurance Protection Charge."); and

    - For the first ten Contract years only, 0.90% on an annual basis for distribution expenses (See "Distribution Fee."); and

    - For the first Contract year only, 1.50% on an annual basis for federal, state and local taxes (See "Federal and State Payment Tax Charge.").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge.").

There are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying prospectuses.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal," described below. This Charge applies on surrenders or partial withdrawals within ten Contract years from Date of Issue. The surrender charge begins at 10.00% of the amount that exceeds the Free 10% Withdrawal amount and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Transaction Fee -- A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1999.

                                         MANAGEMENT FEE            OTHER EXPENSES           TOTAL FUND EXPENSES
                                           (AFTER ANY                (AFTER ANY                 (AFTER ANY
UNDERLYING FUND                        VOLUNTARY WAIVERS)    APPLICABLE REIMBURSEMENTS)   WAIVERS/REIMBURSEMENTS)
---------------                        -------------------   --------------------------   -----------------------
Select Emerging Markets Fund.........        1.35%                     0.57%                   1.92%(1)(2)
Select International Equity Fund.....        0.89%                     0.13%                   1.02%(1)(2)
T. Rowe Price International Stock
 Portfolio...........................        1.05%                     0.00%                   1.05%
Select Aggressive Growth Fund........        0.81%*                    0.06%                   0.87%(1)(2)*
Select Capital Appreciation Fund.....        0.90%*                    0.07%                   0.97%(1)*
Select Value Opportunity Fund........        0.90%                     0.07%                   0.97%(1)(2)
Select Growth Fund...................        0.78%                     0.05%                   0.83%(1)(2)
Select Strategic Growth Fund.........        0.85%                     0.35%                   1.20%(1)(2)
Fidelity VIP Growth Portfolio........        0.58%                     0.08%                   0.66%(3)
Select Growth and Income Fund........        0.67%                     0.07%                   0.74%(1)(2)
Fidelity VIP Equity-Income
 Portfolio...........................        0.48%                     0.09%                   0.57%(3)
Fidelity VIP High Income Portfolio...        0.58%                     0.11%                   0.69%
Select Income Fund...................        0.52%                     0.09%                   0.61%(1)
Money Market Fund....................        0.24%                     0.05%                   0.29%(1)

* Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1999.

(1) Until further notice, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 1.01% for Select International Equity Fund, 1.88% for Select Emerging

Markets, 0.84% for Select Aggressive Growth Fund, 0.88% for Select Value Opportunity Fund, 0.81% for Select Growth Fund, 1.17% for Select Strategic Growth Fund, and 0.73% for Select Growth and Income Fund.

(3) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been 0.56% for the Fidelity VIP Equity-Income Portfolio and 0.65% for the Fidelity VIP Growth Portfolio.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                          SUMMARY OF CONTRACT FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Contract, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Contract Value. The value of a Contract will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Contract Value will also be adjusted for other factors, including the amount of charges imposed. The Contract Value may decrease to the point where the Contract will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax-deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payment, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die Contract, the Net Death Benefit will be paid on the death of the last surviving Insured.

Before the Final Payment Date, the Death Benefit is either the Face Amount (the amount of insurance determined by your payment) or the minimum death benefit provided by the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit is NOT in effect, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a Guaranteed Death Benefit will be provided unless the Rider is subsequently terminated. The Guaranteed Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by any Outstanding Loan through the Contract month in which the insured dies. For more information, see "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The value of the Units in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?

Each Sub-Account invests its assets in a corresponding investment portfolio ("Fund") of Allmerica Investment Trust ("Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and T. Rowe Price International Series, Inc. ("T. Rowe Price").

In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Contract also offers a Fixed Account that is part of the General Account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Cancel" provision of your Contract. After this, we will allocate all amounts as you have chosen. For more information about your investment choices, see WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?, below.

WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Contract's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey also develops asset allocation strategies that broker-dealers may elect to provide to their registered representatives in assisting clients in developing diversified portfolios. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any investment advice provided to the Funds by Allmerica Financial Investment Management Services, Inc. ("AFIMS") or the investment advisers.

AFIMS, an affiliate of the Company, is the investment manager of the Trust. AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Fidelity Management & Research Company ("FMR") is the investment adviser of Fidelity VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay a monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $42.5 billion (as of December 31, 1999) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as Sub-Adviser of the Select Capital Appreciation Fund of the Trust.

The following are the Investment Managers and Sub-Advisers of the Funds:

FUND                                                  MANAGER
----                                                  -------
Select Emerging Markets Fund                          Schroder Investment Management North America Inc.
Select International Equity Fund                      Bank of Ireland Asset Management (U.S.) Limited
T. Rowe Price International Stock Portfolio           Rowe Price-Fleming International, Inc.
Select Aggressive Growth Fund                         Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund                      T. Rowe Price Associates, Inc.
Select Value Opportunity Fund                         Cramer Rosenthal McGlynn, LLC
Select Growth Fund                                    Putnam Investment Management, Inc.
Select Strategic Growth Fund                          TCW Investment Management Company
Fidelity VIP Growth Portfolio                         Fidelity Management and Research Company
Select Growth and Income Fund                         J. P. Morgan Investment Management Inc.
Fidelity VIP Equity-Income Portfolio                  Fidelity Management and Research Company
Fidelity VIP High Income Portfolio                    Fidelity Management and Research Company
Select Income Fund                                    Standish, Ayer & Wood, Inc.
Money Market Fund                                     Allmerica Asset Management, Inc.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Contract permits you to transfer Contract Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE CONTRACT -- "Transfer Privilege." You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more Sub-Accounts. See "Transfer Privilege."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional payment(s) of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of the Surrender Value. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0%. However, any portion of the Outstanding Loan that is a preferred loan will be credited with not less than 5.50%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.

You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to a partial withdrawal transaction fee and any applicable surrender charges. The Face Amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. See FEDERAL TAX CONSIDERATIONS, "Contract Loans." A surrender on partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS, "Taxation of the Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by rider.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero. There is a 62-day grace period in this situation. If the Insured has not died, you may reinstate your Contract within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See POLICY TERMINATION AND REINSTATEMENT. If the Guaranteed Death Benefit Rider is in effect, the Contract will not lapse. However, if the Guaranteed Death Benefit Rider terminates, the Contract may then lapse. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, under Section 1035 of the Internal Revenue Code of 1986, as amended ("Code"), an exchange of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause the Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See "Taxation of the Contract."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. The Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named beneficiary. The Contract and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE CONTRACT IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT.

NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

Allmerica Financial Life Insurance and Annuity Company ("Company" or "Allmerica Financial") is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 1999, the Company had over $17 billion in assets and over $26 billion of life insurance in force. The Company is an indirect, wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was formerly named State Mutual Life Assurance Company of America. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-508-855-1000. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account with fourteen (14) Sub-Accounts. Each Sub-Account invests in a Fund of the Trust, Fidelity VIP or
T. Rowe Price. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Ten different investment portfolios of the Trust are available under the Contracts, each issuing a series of shares: Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund, and Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle. The income or losses of one Fund have no effect on the investment performance of another Fund. The Sub-Accounts reinvest dividends and/or capital gains distributions received from a Fund in more shares of that Fund as retained assets.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with AFIMS.

AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the Funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act"),

    - Other fees payable to the SEC,

    - Independent public accountant, legal and custodian fees,

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions,

    - Fees and expenses of the Trustees who are not affiliated with AFIMS,

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses.

Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

FIDELITY VIP

Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc.
("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contracts: the T. Rowe Price International Stock Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming
International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

CERTAIN UNDERLYING FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND

On January 31, 2000, the Company, First Allmerica (collectively, the "Companies") and several other applicants filed an application with the Securities and Exchange Commission in part seeking an order approving the substitution of shares of the Select Investment Grade Income Fund of Allmerica Investment Trust for shares of the Select Income Fund. To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution on or about July 1, 2000.

The Select Investment Grade Income Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. Allmerica Asset Management, Inc. is the Sub-Adviser of the Select Investment Grade Income Fund. For more information about the Select Investment Grade Income Fund, see the prospectus of the Trust.

Under the proposed substitution, during the period from February 14, 2000 until the date the Select Income Fund is replaced by the Select Investment Grade Income Fund, a Contract owner with value in the Sub-Account investing in the Select Income Fund may make one transfer of all amounts in that Sub-Account to and among any of the other Sub-Accounts and the Fixed Account. This transfer of all amounts from the Sub-Account investing in the Select Income Fund prior to the substitution date will be free of any transfer charge and will not count as one of the twelve transfers guaranteed to be free of the transfer charge in each Contract year. In addition, on the date the proposed substitution is completed, a Contract Owner that has amounts invested in the Select Investment Grade Income Fund as a result of the substitution will have a period of 60 days to make one transfer of all amounts allocated to the Sub-Account investing in the Select Investment Grade Income Fund to any one or more of the investment options available under the Contract. This transfer will be free of any transfer charge and will not count as one of the twelve transfers guaranteed to be free of the transfer charge in that Contract year. All Contract owners with value in the affected Sub-Account on the date the substitution is made will receive written notice that the substitution has been completed.

THE TERMS AND CONDITIONS OF THE PROPOSED SUBSTITUTION ARE SUBJECT TO CHANGE. IN PARTICULAR, THE TERMS AND CONDITIONS OF ANY SEC EXEMPTION ORDER, IF AND WHEN GRANTED, MAY REQUIRE CHANGES IN THE PROPOSED SUBSTITUTION.

                                  THE CONTRACT

APPLYING FOR A CONTRACT

Individuals wishing to purchase a Contract must complete an application and submit it to an authorized representative or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the payment made.

If you made the initial payment before the date of Issuance and Acceptance, we will allocate the payment to our Fixed Account within two business days of receipt of the payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free Look Period," below), we will initially allocate your Sub-Account investments to the Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

If your initial payment is equal to the amount of the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional cost. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated. (See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit Rider," below)

FREE LOOK PERIOD

The Contract provides for a free look period under the "Right to Cancel" provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.

Where required by state law, the refund will be your entire payment. In all other states, the refund will equal the sum of:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

The Contracts are designed for a large single payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial payment is $25,000. The initial payment is used to determine the Face Amount. The Face Amount will be determined by treating the payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a higher Face Amount will be issued.

If the Face Amount specified is less than 80% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional payment, after the initial payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional payments. However, no additional payment may be less than $10,000 without our consent. Any additional payment(s) may not cause total payments to exceed the maximum payment on the specifications page of your Contract.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS

In the application for your Contract, you decide the initial allocation of the payment among the Sub-Accounts and the Fixed Account. You may allocate the payment to one or more of the Sub-Accounts and/or the Fixed Account. The minimum amount that you may allocate to a Sub-Account is 1.00% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of any future payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

At any time prior to the election of a Payment Option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

Transfers to and from the Fixed Account are currently permitted only if:

- There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

- The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value under the Contract.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 made on a periodic basis:

- from the Fixed Account or the Sub-Accounts which invests in the Money Market Fund or the Select Income Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

- to reallocate Contract Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made every one, three, six or twelve months. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Account Rebalancing Option may not be in effect at the same time. The Fixed Account is not included in Automatic Account Rebalancing.

If the Contract Value in the Sub-Account from which the automatic transfer is to be made is reduced to zero, the automatic transfer option will terminate. The Contract Owner must reapply for any future automatic transfers.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

ASSET ALLOCATION MODEL REALLOCATIONS

If a Contract Owner elects to follow an asset allocation strategy, the Contract Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocations recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Contract Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred;

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    - Minimum period between transfers involving the Fixed Account; and

    - Maximum amounts that may be transferred from the Fixed Account.

These rules are subject to change by the Company.

SPECIAL TRANSFER PRIVILEGE UNDER PROPOSED SUBSTITUTION

The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000. Contract Owners who have amounts invested in the Sub-Account investing in the Select Income Fund have certain special transfer rights before and after the proposed substitution is completed. For more information, see SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND.

DEATH BENEFIT (WITHOUT GUARANTEED DEATH BENEFIT RIDER)

If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For Second-to-Die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract Owner. See APPENDIX C -- PAYMENT OPTIONS.

The Death Benefit is the GREATER of the:

    - Face Amount OR

    - Minimum Sum Insured.

Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit Rider will be added to the Contract at no additional charge. The Contract will not lapse while the Guaranteed Death Benefit Rider is in force. The Death Benefit before the Final Payment Date will be the greater of the:

    - Face Amount OR

    - Minimum Sum Insured.

If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated, as described below. The guaranteed Net Death Benefit will be:

    - the GREATER of (a) the Face Amount as of the Final Payment Date or
      (b) the Contract Value as of the date due proof of death is received by the Company,

    - REDUCED by the Outstanding Loan, if any, through the Contract month in which the Insured dies.

The Guaranteed Death Benefit Rider will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

    - Foreclosure of the Outstanding Loan, if any; or

    - Any Contract change that results in a negative guideline level premium; or

    - A request for a partial withdrawal or preferred loan after the Final Payment Date; or

    - Upon your written request.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance Contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary. The Guideline Minimum Sum Insured under this Contract meets or exceeds the IRS Guideline Minimum Sum Insured.

ILLUSTRATION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 265% of Contract Value, if the Contract Value exceeds $37,740 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $37,740 will increase the Death Benefit by $2.65. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $132,500 ($50,000 X 2.65); Contract Value of $60,000 will produce a guideline minimum sum insured of $159,000 ($60,000 X 2.65); and Contract Value of $75,000 will produce a guideline minimum sum insured of $198,750 ($75,000 X 2.65).

Similarly, if Contract Value exceeds $37,740, each dollar taken out of Contract Value will reduce the Death Benefit by $2.65. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $159,000 to $132,500. If, however, the Contract Value multiplied by the applicable percentage from the table in Appendix A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 200%. The Death Benefit would not exceed the $100,000 Face Amount unless the Contract Value exceeded $50,000 (rather than $37,740), and each dollar then added to or taken from Contract Value would change the Death Benefit by $2.00.

CONTRACT VALUE

The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your payment(s);

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE -- We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your payment plus any interest earned during the underwriting period it was allocated to the Fixed Account (see THE CONTRACT -- "Applying for a Contract"); MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

       - The number of Units in each Sub-Account; TIMES

       - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT -- We allocate each payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the payment allocated to the Sub-Account; DIVIDED by

    - The dollar value of a Unit on the Valuation Date the payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The Net Investment Factor.

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER

You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value, MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal transaction fee and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charge." We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges are imposed, and no commissions are paid where the Insured as of the date of application is within the following class of individuals:

- All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all Directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses or children of the above persons. However, such Insured will be subject to the Distribution Expense Charge.

MONTHLY DEDUCTIONS

On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

- MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $100 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

- ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.20% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

- MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for Second-to-Die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all Insureds of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

  The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

- DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expenses which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 0.90% of the Contract Value.

- FEDERAL AND STATE PAYMENT TAX CHARGE: During the first Contract year, we make a monthly deduction to partially compensate the Company for the increase in federal tax liability from the application of Section 848 of the Internal Revenue Code and to offset a portion of the average premium tax the Company is expected to pay to various state and local jurisdictions. This charge is equal to an annual rate of 1.50% of the Contract Value. Premium taxes vary from state to state, ranging from zero to 5%. The deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction, and is made whether or not any premium tax applies. The Company does not intend to profit from the premium tax portion of this charge.

- DAILY DEDUCTIONS: We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

- MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts.

  The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

- FUND EXPENSES: The value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A contingent surrender charge is deducted from Contract Value in the case of surrender and/or a partial withdrawal for up to 10 years from Date of Issue of the Contract. The payments you make for the Contract are the maximum amount subject to a surrender charge. Certain withdrawals may be made without surrender charges, but any part of a withdrawal that is assessed a surrender charge reduces the remaining payments that will be subject to a surrender charge in the future.

In any Contract year, you may withdraw, without a surrender charge, up to:

    - 10% of the Contract Value at the time of the withdrawal, MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The 10% Free Withdrawal amount applies to both partial withdrawals and a full surrender of the Contract.

We will apply a surrender charge only to the amount by which your requested withdrawal exceeds the remaining 10% Free Withdrawal amount for that Contract year. This excess withdrawal amount, which is subject to a surrender charge based on the table below, reduces the remaining amount of your payments that will be subject to a surrender charge in the future. If the amount of the remaining payments that are subject to a surrender charge is reduced to zero, we will no longer assess a surrender charge, even if the surrender or partial withdrawal is within 10 years of the Contract's Date of Issue. During the first Contract year, the surrender charge could be as much as 10% of your purchase payments. See the EXAMPLES, below.

The surrender charge applicable to the excess withdrawal amount will depend upon the number of years that the Contract has been in force, based on the following schedule:

Contract Year*          1       2      3      4      5      6      7      8      9     10+
Surrender Charge      10.00%  9.25%  8.50%  7.75%  7.00%  6.25%  4.75%  3.25%  1.50%    0%

* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.

The amount withdrawn from Contract Value equals the amount you request plus the contingent surrender charge and the partial withdrawal transaction fee (described below).

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if you withdraw only 8% of Contract Value in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

PARTIAL WITHDRAWAL TRANSACTION FEE

For each partial withdrawal (including a Free 10% Withdrawal), we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

EXAMPLES

In each example below, it is assumed that you have not taken any loans from the Contract.

EXAMPLE 1. Assume that you made an initial payment of $100,000 to the Contract, and that the Contract Value is $120,000 when you request a full surrender of the Contract eight months later. The amount of the Free 10% Withdrawal is $12,000 (10% of Contract Value). The amount of the Contract Value that is subject to a surrender charge is $108,000 (the $120,000 Contract Value minus the Free 10% Withdrawal of $12,000). However, the amount of the surrender charge is capped at $10,000 (the first year surrender charge of 10% times your $100,000 payment to the Contract). The Surrender Value is $110,000 (the Contract Value of $120,000 minus the surrender charge of $10,000).

EXAMPLE 2. Assume that you made an initial payment of $100,000 for the Contract, and that you request a partial withdrawal of $15,000 at the beginning of the fifth Contract year when the Contract Value is $130,000. The amount of the Free 10% Withdrawal is $13,000 (10% of the Contract Value). The amount of the partial withdrawal that is subject to a surrender charge is $2,000 (the $15,000 you requested minus the Free 10% Withdrawal of $13,000). The amount of the surrender charge is $140 ($2,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $114,835 (the $130,000 Contract Value at the time of the withdrawal minus the $15,000 you requested, the $140 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is $98,000 (your $100,000 initial payment minus the $2,000 that was subject to the surrender charge).

Assume that, later in the same year, your Contract Value has grown to $150,000 and you make a request for a partial withdrawal of $10,000. The amount of the Free 10% Withdrawal is $2,000 (the $15,000 that is 10% of Contract Value at the time of withdrawal minus the prior Free 10% Withdrawal in that year of $13,000). The amount of the withdrawal that is subject to a surrender charge is $8,000 (the $10,000 you requested minus the current Free 10% Withdrawal of $2,000). The amount of the surrender charge is $560 ($8,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $139,415 (the $150,000 Contract Value at the time of the withdrawal minus the $10,000 you requested, the $560 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is now $90,000 (the $98,000 of the initial payment that was still subject to a surrender charge after the first withdrawal minus the $8,000 that is subject to the surrender charge at the second withdrawal).

TRANSFER CHARGES

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge in that Contract year or in later Contract years. However, if you change your instructions for automatic transfers, the first automatic transfer thereafter will count as one transfer.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a result of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Surrender Value. Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.

The minimum loan amount is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

PREFERRED LOAN OPTION

Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. You may change a preferred loan to a non-preferred loan at any time upon written request. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of            1      2      3      4      5      6      7      8      9     10     11
Contract Year           -      -      -      -      -      -      -      -      -     --     --
Unloaned Gain           0%    10%    20%    30%    40%    50%    60%    70%    80%    90%   100%
Available

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

EFFECT OF CONTRACT LOANS

Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan. We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Contract will terminate if on a Monthly Processing Date the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the payment due and the date by which it must be paid. Failure to make a sufficient payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A payment that is large enough to keep the Contract in force for three months; and

    - A payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

SURRENDER CHARGE -- For the purpose of measuring the surrender charge period, the Contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The payment made to reinstate the Contract and interest earned from the date the payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default; MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER

The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless the Contract Owner has requested otherwise.

ASSIGNMENT

You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING CONTRACT PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE THE CONTRACT

We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, we will pay the Beneficiary all payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust the Death Benefit and the Face Amount under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the maximum payment for the Contract to the maximum payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; or

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes with respect to the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS

We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the total amount of premiums and on the relationship of the Contract Value to the Death Benefit. So long as the Contracts are life insurance contracts, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance Contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor.

If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay test" of Section 7702A. The seven-pay test provides that payments cannot be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in
Section 7702A. In addition, if benefits are reduced at anytime during the life of the Contract, there may be adverse tax consequences. Please consult your tax adviser.

If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2 ; OR

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause the new Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

CONTRACT LOANS

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up to $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

Federal tax law requires that the investment of each Sub-Account funding the Contracts be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. You may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Contract. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------                   ---------------------------------------------------
Bruce C. Anderson                                Director (since 1996), Vice President (since 1984)
  Director                                         and Assistant Secretary (since 1992) of First
                                                   Allmerica
Warren E. Barnes                                 Vice President (since 1996) and Corporate
  Vice President and Corporate                     Controller (since 1998) of First Allmerica
  Controller
Mark R. Colborn                                  Director (since 2000) and Vice President (since
  Director and Vice President                      1992) of First Allmerica.
Mary Eldridge                                    Secretary (since 1999) of First Allmerica;
  Secretary                                        Secretary (since 1999) of Allmerica Investments,
                                                   Inc.; and Secretary (since 1999) of Allmerica
                                                   Financial Investment Management Services, Inc.
J. Kendall Huber                                 Director, Vice President and General Counsel of
  Director, Vice President and General             First Allmerica (since 2000); Vice President
  Counsel                                          (1999) of Promos Hotel Corporation; Vice
                                                   President & Deputy General Counsel (1998-1999) of
                                                   Legg Mason, Inc.; Vice President and Deputy
                                                   General Counsel (1995-1998) of USF&G Corporation.
John P. Kavanaugh                                Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief               and Vice President (since 1991) of First
  Investment Officer                               Allmerica; Vice President (since 1998) of
                                                   Allmerica Financial Investment Management
                                                   Services, Inc.; and President (since 1995) and
                                                   Director (since 1996) of Allmerica Asset
                                                   Management, Inc.
J. Barry May                                     Director (since 1996) of First Allmerica; Director
  Director                                         and President (since 1996) of The Hanover
                                                   Insurance Company; and Vice President (1993 to
                                                   1996) of The Hanover Insurance Company
James R. McAuliffe                               Director (since 1996) of First Allmerica; Director
  Director                                         (since 1992), President (since 1994) and Chief
                                                   Executive Officer (since 1996) of Citizens
                                                   Insurance Company of America
Mark C. McGivney                                 Vice President (since 1997) and Treasurer (since
  Vice President and Treasurer                     2000) of First Allmerica; Associate, Investment
                                                   Banking (1996-1997) of Merrill Lynch & Co.;
                                                   Associate, Investment Banking (1995) of Salomon
                                                   Brothers, Inc.; Treasurer (since 2000) of
                                                   Allmerica Investments, Inc., Allmerica Asset
                                                   Management, Inc. and Allmerica Financial
                                                   Investment Management Services, Inc.
John F. O'Brien                                  Director, President and Chief Executive Officer
  Director and Chairman of the Board               (since 1989) of First Allmerica
Edward J. Parry, III                             Director and Chief Financial Officer (since 1996),
  Director, Vice President                         Vice President (since 1993), and Treasurer (1993
  Chief Financial Officer                          - 2000) of First Allmerica
Richard M. Reilly                                Director (since 1996) and Vice President (since
  Director, President and Chief                    1990) of First Allmerica; President (since 1995)
  Executive Officer                                of Allmerica Financial Life Insurance and Annuity
                                                   Company; Director (since 1990) of Allmerica
                                                   Investments, Inc.; and Director and President
                                                   (since 1998) of Allmerica Financial Investment
                                                   Management Services, Inc.

NAME AND POSITION WITH COMPANY                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------                   ---------------------------------------------------
Robert P. Restrepo, Jr.                          Director and Vice President (since 1998) of First
  Director                                         Allmerica; Director (since 1998) of The Hanover
                                                   Insurance Company; Chief Executive Officer (1996
                                                   to 1998) of Travelers Property & Casualty; Senior
                                                   Vice President (1993 to 1996) of Aetna Life &
                                                   Casualty Company
Eric A. Simonsen                                 Director (since 1996) and Vice President (since
  Director and Vice President                      1990) of First Allmerica; Director (since 1991)
                                                   of Allmerica Investments, Inc.; and Director
                                                   (since 1991) of Allmerica Financial Investment
                                                   Management Services, Inc.

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly-owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

The Company pays commissions not to exceed 7.5% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation of up to 1.00% of Contract Value. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge, distribution expense charge and investment earnings on amounts allocated under the Contracts to the Fixed Account in excess of the interest credited on amounts in the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. We will send you reports containing financial statements and other information for the Variable Account and the Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and Allmerica Investments Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment; or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Funds may also be issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company and the Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among contract owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; or

    - Combined with other Sub-Accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933 ("1933 Act") for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST AND CONTRACT LOANS

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a payment or a transfer, to the next Contract anniversary.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/ first out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, and the financial statements of Allmerica Select Separate Account III of the Company as of December 31, 1999 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

               APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE

The minimum sum insured is a percentage of the Contract Value as set forth below. The guideline minimum Sum Insured meets or exceeds the Guideline Minimum Sum Insured according to federal tax regulations.

                         GUIDELINE MINIMUM SUM INSURED

Age of Insured                                               Percentage of
on Date of Death                                             Contract Value
----------------                                             --------------
    0-40...................................................       265%
     45....................................................       230%
     50....................................................       200%
     55....................................................       165%
     60....................................................       145%
     65....................................................       135%
     70....................................................       130%
     71....................................................       128%
     72....................................................       128%
     75....................................................       128%
     80....................................................       128%
     85....................................................       128%
     90....................................................       128%
     91....................................................       128%
     92....................................................       128%
     93....................................................       128%
     94....................................................       128%
     95....................................................       128%
     96....................................................       121%
     97....................................................       114%
     98....................................................       107%
     99....................................................       100%

For the ages not listed, the progression between the listed ages is linear.

                   APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states.

OPTION TO ACCELERATE BENEFITS (LIVING BENEFITS) RIDER

    This rider allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

LIFE INSURANCE 1035 EXCHANGE RIDER

    This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged policy, the proceeds of which are applied to purchase the Contract; and (b) a percentage of the gain under the exchanged policy, less the outstanding policy loans carried over to the Contract, as of the date of exchange.

GUARANTEED DEATH BENEFIT RIDER

    This rider provides a guaranteed Net Death Benefit which is the greater of
    (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company, reduced by the Outstanding Loan, if any, through the Contract month in which the Insured dies. If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional charge. The rider may terminate under certain circumstances.

                         APPENDIX C -- PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

- the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

- the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the Beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

    - when the payee dies with no further benefits due (Life Annuity);

    - when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

    - when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with payments Guaranteed for 10 years).

OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

    - the same as the original amount, or

    - in an amount equal to 2/3 of the original amount.

Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

- If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

- You may give the Beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

         APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount and a female, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds both age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred). The tables also assume that the Guaranteed Death Benefit Rider is in effect. (The Contract will lapse when the Surrender Value or Contract Value is zero, unless the Guaranteed Death Benefit Rider is in effect.)

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the initial payment was invested to earn interest (after taxes) at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12, but the rates of each Fund varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Contract Values take into account the deduction from payment for the tax expense charge, the Monthly Deductions from Contract Value (including the administrative charge (equivalent to 0.20% on an annual basis), and the distribution charge (equivalent to 0.90% on an annual basis, for the first ten Contract years only), and the daily charge against the Variable Account for mortality and expense risks (0.90% on an annual basis). In both the Current Cost of Insurance Charges illustrations and Guaranteed Cost of Insurance Charges illustrations, the Variable Account charges currently are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Variable Account.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. These are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds, which is the approximate average of the expenses of the Underlying Funds in 1999. The actual fees and expenses of each Underlying Fund vary, and, in 1999, ranged from an annual rate of 0.29% to an annual rate of 1.92% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 0.95% in the aggregate, depending upon how you make allocations of the Contract Value among the Sub-Accounts.

Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for Select International Equity Fund, 1.35% for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1999.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, and the assumed 0.95% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.85%, 4.15% and 10.15%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Contract Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $74,596

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,264     23,764   74,596    22,717     25,217   74,596     24,169    26,669     74,596
   2        27,563    20,619     22,931   74,596    23,508     25,820   74,596     26,569    28,881     74,596
   3        28,941    20,002     22,127   74,596    24,313     26,438   74,596     29,151    31,276     74,596
   4        30,388    19,414     21,352   74,596    25,134     27,071   74,596     31,932    33,870     74,596
   5        31,907    18,853     20,603   74,596    25,969     27,719   74,596     34,928    36,678     74,596

   6        33,502    18,319     19,881   74,596    26,820     28,383   74,596     38,157    39,720     74,596
   7        35,178    17,997     19,184   74,596    27,875     29,062   74,596     41,826    43,014     74,596
   8        36,936    17,699     18,512   74,596    28,945     29,758   74,596     45,768    46,581     74,596
   9        38,783    17,488     17,863   74,596    30,095     30,470   74,596     50,068    50,443     74,596
  10        40,722    17,237     17,237   74,596    31,200     31,200   74,596     54,626    54,626     74,838

  11        42,758    16,817     16,817   74,596    32,300     32,300   74,596     59,811    59,811     80,745
  12        44,896    16,407     16,407   74,596    33,439     33,439   74,596     65,488    65,488     87,753
  13        47,141    16,007     16,007   74,596    34,619     34,619   74,596     71,703    71,703     95,365
  14        49,498    15,617     15,617   74,596    35,840     35,840   74,596     78,508    78,508    103,631
  15        51,973    15,236     15,236   74,596    37,104     37,104   74,596     85,960    85,960    112,607

  16        54,572    14,865     14,865   74,596    38,412     38,412   74,596     94,118    94,118    122,353
  17        57,300    14,503     14,503   74,596    39,767     39,767   74,596    103,051   103,051    131,905
  18        60,165    14,149     14,149   74,596    41,169     41,169   74,596    112,831   112,831    144,424
  19        63,174    13,804     13,804   74,596    42,621     42,621   74,596    123,540   123,540    158,131
  20        66,332    13,468     13,468   74,596    44,125     44,125   74,596    135,265   135,265    173,139

Age 60      31,907    18,853     20,603   74,596    25,969     27,719   74,596     34,928    36,678     74,596
Age 65      40,722    17,237     17,237   74,596    31,200     31,200   74,596     54,626    54,626     74,838
Age 70      51,973    15,236     15,236   74,596    37,104     37,104   74,596     85,960    85,960    112,607
Age 75      66,332    13,468     13,468   74,596    44,125     44,125   74,596    135,265   135,265    173,139

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $74,596

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,005     23,505    74,596    22,459     24,959   74,596     23,913    26,413     74,596
   2        27,563    20,048     22,360    74,596    22,945     25,257   74,596     26,016    28,329     74,596
   3        28,941    19,063     21,188    74,596    23,393     25,518   74,596     28,264    30,389     74,596
   4        30,388    18,051     19,988    74,596    23,805     25,742   74,596     30,674    32,612     74,596
   5        31,907    16,995     18,745    74,596    24,166     25,916   74,596     33,258    35,008     74,596

   6        33,502    15,893     17,456    74,596    24,474     26,037   74,596     36,039    37,602     74,596
   7        35,178    14,918     16,105    74,596    24,904     26,091   74,596     39,223    40,411     74,596
   8        36,936    13,871     14,683    74,596    25,258     26,071   74,596     42,650    43,463     74,596
   9        38,783    12,797     13,172    74,596    25,585     25,960   74,596     46,411    46,786     74,596
  10        40,722    11,544     11,544    74,596    25,735     25,735   74,596     50,412    50,412     74,596

  11        42,758     9,892      9,892    74,596    25,629     25,629   74,596     54,893    54,893     74,596
  12        44,896     8,079      8,079    74,596    25,394     25,394   74,596     59,833    59,833     80,176
  13        47,141     6,081      6,081    74,596    25,009     25,009   74,596     65,180    65,180     86,690
  14        49,498     3,869      3,869    74,596    24,449     24,449   74,596     70,959    70,959     93,666
  15        51,973     1,410      1,410    74,596    23,686     23,686   74,596     77,200    77,200    101,132

  16        54,572         0          0    74,596    22,674     22,674   74,596     83,927    83,927    109,104
  17        57,300         0          0    74,596    21,354     21,354   74,596     91,200    91,200    116,735
  18        60,165         0          0    74,596    19,660     19,660   74,596     98,973    98,973    126,685
  19        63,174         0          0    74,596    17,496     17,496   74,596    107,243   107,243    137,271
  20        66,332         0          0    74,596    14,761     14,761   74,596    116,009   116,009    148,491

Age 60      31,907    16,995     18,745    74,596    24,166     25,916   74,596     33,258    35,008     74,596
Age 65      40,722    11,544     11,544    74,596    25,735     25,735   74,596     50,412    50,412     74,596
Age 70      51,973     1,410      1,410    74,596    23,686     23,686   74,596     77,200    77,200    101,132
Age 75      66,332         0          0    74,596    14,761     14,761   74,596    116,009   116,009    148,491

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $76,948

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,264     23,764   76,948    22,717     25,217   76,948     24,169    26,669     76,948
   2        27,563    20,619     22,931   76,948    23,508     25,820   76,948     26,569    28,881     76,948
   3        28,941    20,002     22,127   76,948    24,313     26,438   76,948     29,151    31,276     76,948
   4        30,388    19,414     21,352   76,948    25,134     27,071   76,948     31,932    33,870     76,948
   5        31,907    18,853     20,603   76,948    25,969     27,719   76,948     34,928    36,678     76,948

   6        33,502    18,319     19,881   76,948    26,820     28,383   76,948     38,157    39,720     76,948
   7        35,178    17,997     19,184   76,948    27,875     29,062   76,948     41,826    43,014     76,948
   8        36,936    17,699     18,512   76,948    28,945     29,758   76,948     45,768    46,581     76,948
   9        38,783    17,488     17,863   76,948    30,095     30,470   76,948     50,068    50,443     76,948
  10        40,722    17,237     17,237   76,948    31,200     31,200   76,948     54,626    54,626     76,948

  11        42,758    16,817     16,817   76,948    32,300     32,300   76,948     59,811    59,811     80,745
  12        44,896    16,407     16,407   76,948    33,439     33,439   76,948     65,488    65,488     87,753
  13        47,141    16,007     16,007   76,948    34,619     34,619   76,948     71,703    71,703     95,365
  14        49,498    15,617     15,617   76,948    35,840     35,840   76,948     78,508    78,508    103,631
  15        51,973    15,236     15,236   76,948    37,104     37,104   76,948     85,960    85,960    112,607

  16        54,572    14,865     14,865   76,948    38,412     38,412   76,948     94,118    94,118    122,353
  17        57,300    14,503     14,503   76,948    39,767     39,767   76,948    103,051   103,051    131,905
  18        60,165    14,149     14,149   76,948    41,169     41,169   76,948    112,831   112,831    144,424
  19        63,174    13,804     13,804   76,948    42,621     42,621   76,948    123,540   123,540    158,131
  20        66,332    13,468     13,468   76,948    44,125     44,125   76,948    135,265   135,265    173,139

Age 60      31,907    18,853     20,603   76,948    25,969     27,719   76,948     34,928    36,678     76,948
Age 65      40,722    17,237     17,237   76,948    31,200     31,200   76,948     54,626    54,626     76,948
Age 70      51,973    15,236     15,236   76,948    37,104     37,104   76,948     85,960    85,960    112,607
Age 75      66,332    13,468     13,468   76,948    44,125     44,125   76,948    135,265   135,265    173,139

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $76,948

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,005     23,505    76,948    22,459     24,959   76,948     23,913    26,413     76,948
   2        27,563    20,046     22,358    76,948    22,942     25,254   76,948     26,012    28,325     76,948
   3        28,941    19,071     21,196    76,948    23,398     25,523   76,948     28,265    30,390     76,948
   4        30,388    18,066     20,004    76,948    23,815     25,752   76,948     30,677    32,614     76,948
   5        31,907    17,029     18,779    76,948    24,191     25,941   76,948     33,269    35,019     76,948

   6        33,502    15,952     17,515    76,948    24,518     26,081   76,948     36,060    37,622     76,948
   7        35,178    15,006     16,193    76,948    24,971     26,158   76,948     39,253    40,441     76,948
   8        36,936    13,993     14,805    76,948    25,352     26,164   76,948     42,687    43,500     76,948
   9        38,783    12,958     13,333    76,948    25,708     26,083   76,948     46,452    46,827     76,948
  10        40,722    11,756     11,756    76,948    25,897     25,897   76,948     50,454    50,454     76,948

  11        42,758    10,162     10,162    76,948    25,835     25,835   76,948     54,928    54,928     76,948
  12        44,896     8,422      8,422    76,948    25,655     25,655   76,948     59,888    59,888     80,250
  13        47,141     6,511      6,511    76,948    25,336     25,336   76,948     65,287    65,287     86,832
  14        49,498     4,412      4,412    76,948    24,861     24,861   76,948     71,133    71,133     93,896
  15        51,973     2,085      2,085    76,948    24,197     24,197   76,948     77,455    77,455    101,466

  16        54,572         0          0    76,948    23,294     23,294   76,948     84,277    84,277    109,560
  17        57,300         0          0    76,948    22,113     22,113   76,948     91,666    91,666    117,333
  18        60,165         0          0    76,948    20,603     20,603   76,948     99,590    99,590    127,475
  19        63,174         0          0    76,948    18,674     18,674   76,948    108,050   108,050    138,304
  20        66,332         0          0    76,948    16,230     16,230   76,948    117,047   117,047    149,820

Age 60      31,907    17,029     18,779    76,948    24,191     25,941   76,948     33,269    35,019     76,948
Age 65      40,722    11,756     11,756    76,948    25,897     25,897   76,948     50,454    50,454     76,948
Age 70      51,973     2,085      2,085    76,948    24,197     24,197   76,948     77,455    77,455    101,466
Age 75      66,332         0          0    76,948    16,230     16,230   76,948    117,047   117,047    149,820

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 65
                                                         FEMALE NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $73,207

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,392     23,892   73,207    22,853     25,353   73,207     24,314    26,814     73,207
   2        27,563    20,829     23,141   73,207    23,753     26,065   73,207     26,850    29,162     73,207
   3        28,941    20,272     22,397   73,207    24,644     26,769   73,207     29,557    31,682     73,207
   4        30,388    19,740     21,677   73,207    25,555     27,492   73,207     32,475    34,412     73,207
   5        31,907    19,230     20,980   73,207    26,485     28,235   73,207     35,628    37,378     73,207

   6        33,502    18,743     20,306   73,207    27,435     28,998   73,207     39,036    40,599     73,207
   7        35,178    18,465     19,653   73,207    28,594     29,781   73,207     42,910    44,098     73,207
   8        36,936    18,209     19,021   73,207    29,773     30,586   73,207     47,086    47,898     73,207
   9        38,783    18,035     18,410   73,207    31,037     31,412   73,207     51,651    52,026     73,207
  10        40,722    17,818     17,818   73,207    32,261     32,261   73,207     56,510    56,510     73,207

  11        42,758    17,418     17,418   73,207    33,465     33,465   73,207     61,997    61,997     79,356
  12        44,896    17,028     17,028   73,207    34,715     34,715   73,207     68,017    68,017     87,062
  13        47,141    16,646     16,646   73,207    36,011     36,011   73,207     74,622    74,622     95,516
  14        49,498    16,273     16,273   73,207    37,356     37,356   73,207     81,867    81,867    104,790
  15        51,973    15,908     15,908   73,207    38,751     38,751   73,207     89,817    89,817    114,966

  16        54,572    15,551     15,551   73,207    40,198     40,198   73,207     98,538    98,538    126,129
  17        57,300    15,203     15,203   73,207    41,699     41,699   73,207    108,107   108,107    138,377
  18        60,165    14,862     14,862   73,207    43,256     43,256   73,207    118,604   118,604    151,813
  19        63,174    14,529     14,529   73,207    44,871     44,871   73,207    130,121   130,121    166,555
  20        66,332    14,203     14,203   73,207    46,547     46,547   73,207    142,756   142,756    182,728

Age 70      31,907    19,230     20,980   73,207    26,485     28,235   73,207     35,628    37,378     73,207
Age 75      40,722    17,818     17,818   73,207    32,261     32,261   73,207     56,510    56,510     73,207

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 65
                                                         FEMALE NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $73,207

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,392     23,892    73,207    22,853     25,353   73,207     24,314    26,814     73,207
   2        27,563    20,829     23,141    73,207    23,753     26,065   73,207     26,850    29,162     73,207
   3        28,941    20,242     22,367    73,207    24,630     26,755   73,207     29,557    31,682     73,207
   4        30,388    19,620     21,557    73,207    25,479     27,416   73,207     32,448    34,385     73,207
   5        31,907    18,951     20,701    73,207    26,287     28,037   73,207     35,537    37,287     73,207

   6        33,502    18,219     19,782    73,207    27,044     28,607   73,207     38,842    40,404     73,207
   7        35,178    17,592     18,779    73,207    27,919     29,107   73,207     42,568    43,756     73,207
   8        36,936    16,853     17,665    73,207    28,704     29,516   73,207     46,551    47,364     73,207
   9        38,783    16,029     16,404    73,207    29,433     29,808   73,207     50,884    51,259     73,207
  10        40,722    14,954     14,954    73,207    29,950     29,950   73,207     55,482    55,482     73,207

  11        42,758    13,396     13,396    73,207    30,184     30,184   73,207     60,615    60,615     77,587
  12        44,896    11,531     11,531    73,207    30,209     30,209   73,207     66,141    66,141     84,660
  13        47,141     9,295      9,295    73,207    29,980     29,980   73,207     72,055    72,055     92,230
  14        49,498     6,610      6,610    73,207    29,442     29,442   73,207     78,355    78,355    100,295
  15        51,973     3,371      3,371    73,207    28,523     28,523   73,207     85,031    85,031    108,839

  16        54,572         0          0    73,207    27,120     27,120   73,207     92,055    92,055    117,831
  17        57,300         0          0    73,207    25,096     25,096   73,207     99,385    99,385    127,213
  18        60,165         0          0    73,207    22,255     22,255   73,207    106,954   106,954    136,901
  19        63,174         0          0    73,207    18,334     18,334   73,207    114,673   114,673    146,782
  20        66,332         0          0    73,207    12,978     12,978   73,207    122,439   122,439    156,722

Age 70      31,907    18,951     20,701    73,207    26,287     28,037   73,207     35,537    37,287     73,207
Age 75      40,722    14,954     14,954    73,207    29,950     29,950   73,207     55,482    55,482     73,207

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 65
                                                         UNISEX NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $72,969

                       CURRENT COST OF INSURANCE CHARGES

          PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,391     23,891   72,969    22,853     25,353   72,969     24,314    26,814     72,969
   2        27,563    20,827     23,139   72,969    23,750     26,063   72,969     26,848    29,160     72,969
   3        28,941    20,270     22,395   72,969    24,642     26,767   72,969     29,552    31,677     72,969
   4        30,388    19,738     21,675   72,969    25,552     27,490   72,969     32,469    34,407     72,969
   5        31,907    19,228     20,978   72,969    26,483     28,233   72,969     35,622    37,372     72,969

   6        33,502    18,741     20,304   72,969    27,433     28,995   72,969     39,030    40,593     72,969
   7        35,178    18,464     19,651   72,969    28,591     29,779   72,969     42,903    44,091     72,969
   8        36,936    18,207     19,019   72,969    29,771     30,583   72,969     47,078    47,891     72,969
   9        38,783    18,033     18,408   72,969    31,034     31,409   72,969     51,643    52,018     72,969
  10        40,722    17,816     17,816   72,969    32,258     32,258   72,969     56,501    56,501     72,969

  11        42,758    17,417     17,417   72,969    33,462     33,462   72,969     61,987    61,987     79,344
  12        44,896    17,026     17,026   72,969    34,712     34,712   72,969     68,006    68,006     87,048
  13        47,141    16,644     16,644   72,969    36,008     36,008   72,969     74,610    74,610     95,501
  14        49,498    16,271     16,271   72,969    37,353     37,353   72,969     81,855    81,855    104,774
  15        51,973    15,907     15,907   72,969    38,748     38,748   72,969     89,803    89,803    114,948

  16        54,572    15,550     15,550   72,969    40,194     40,194   72,969     98,523    98,523    126,110
  17        57,300    15,201     15,201   72,969    41,695     41,695   72,969    108,090   108,090    138,355
  18        60,165    14,861     14,861   72,969    43,252     43,252   72,969    118,586   118,586    151,790
  19        63,174    14,527     14,527   72,969    44,868     44,868   72,969    130,101   130,101    166,529
  20        66,332    14,202     14,202   72,969    46,543     46,543   72,969    142,734   142,734    182,699

Age 70      31,907    19,228     20,978   72,969    26,483     28,233   72,969     35,622    37,372     72,969
Age 75      40,722    17,816     17,816   72,969    32,258     32,258   72,969     56,501    56,501     72,969

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 65
                                                         UNISEX NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $72,969

                      GUARANTEED COST OF INSURANCE CHARGES

          PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
          PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
          INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT    AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR    PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
--------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
   1        26,250    21,391     23,891    72,969    22,853     25,353   72,969     24,314    26,814     72,969
   2        27,563    20,827     23,139    72,969    23,750     26,063   72,969     26,848    29,160     72,969
   3        28,941    20,236     22,361    72,969    24,625     26,750   72,969     29,551    31,676     72,969
   4        30,388    19,609     21,547    72,969    25,468     27,406   72,969     32,438    34,375     72,969
   5        31,907    18,933     20,683    72,969    26,270     28,020   72,969     35,520    37,270     72,969

   6        33,502    18,189     19,752    72,969    27,015     28,577   72,969     38,815    40,378     72,969
   7        35,178    17,546     18,733    72,969    27,876     29,063   72,969     42,530    43,717     72,969
   8        36,936    16,789     17,602    72,969    28,644     29,456   72,969     46,501    47,313     72,969
   9        38,783    15,945     16,320    72,969    29,354     29,729   72,969     50,820    51,195     72,969
  10        40,722    14,848     14,848    72,969    29,849     29,849   72,969     55,405    55,405     72,969

  11        42,758    13,263     13,263    72,969    30,058     30,058   72,969     60,523    60,523     77,469
  12        44,896    11,370     11,370    72,969    30,057     30,057   72,969     66,030    66,030     84,519
  13        47,141     9,107      9,107    72,969    29,801     29,801   72,969     71,923    71,923     92,062
  14        49,498     6,395      6,395    72,969    29,236     29,236   72,969     78,201    78,201    100,098
  15        51,973     3,131      3,131    72,969    28,290     28,290   72,969     84,853    84,853    108,612

  16        54,572         0          0    72,969    26,862     26,862   72,969     91,855    91,855    117,574
  17        57,300         0          0    72,969    24,816     24,816   72,969     99,163    99,163    126,929
  18        60,165         0          0    72,969    21,960     21,960   72,969    106,714   106,714    136,594
  19        63,174         0          0    72,969    18,032     18,032   72,969    114,422   114,422    146,460
  20        66,332         0          0    72,969    12,682     12,682   72,969    122,185   122,185    156,397

Age 70      31,907    18,933     20,683    72,969    26,270     28,020   72,969     35,520    37,270     72,969
Age 75      40,722    14,848     14,848    72,969    29,849     29,849   72,969     55,405    55,405     72,969

* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1998. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

In Tables IA and IIA, performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 55, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a Fund's success in meeting its investment objectives.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and Fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                    TABLE IA
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 1999
                        SINCE INCEPTION OF SUB-ACCOUNTS
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) underwriting class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.

                                                                      10 Years
                                             One-Year                or Life of
                                               Total         5       Sub-Account
Underlying Fund                               Return       Years      (if less)
Select Emerging Markets Fund                     49.22%     N/A             43.98%
Select International Equity Fund                 16.54%     N/A             21.73%
T. Rowe Price International Stock
  Portfolio                                      18.08%     N/A             20.46%
Select Aggressive Growth Fund                    23.21%     N/A             37.50%
Select Capital Appreciation Fund                 10.44%     N/A             22.26%
Select Value Opportunity Fund                   -18.45%     N/A            -14.69%
Select Growth Fund                               14.71%     N/A             29.61%
Select Strategic Growth Fund                      1.51%     N/A              5.30%
Fidelity VIP Growth Portfolio                    22.04%     N/A             33.26%
Select Growth and Income Fund                     3.77%     N/A              9.81%
Fidelity VIP Equity-Income Portfolio             -7.85%     N/A             -2.08%
Fidelity VIP High Income Portfolio               -6.09%     N/A             -0.30%
Select Income Fund                              -14.74%     N/A            -12.43%
Money Market Fund                                -8.94%     N/A             -7.95%

The inception date for all the Sub-Accounts is 11/2/98.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE IB
           SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 1999
                        SINCE INCEPTION OF SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.

                                                                     10 Years
                                             One-Year               or Life of
                                              Total         5      Sub-Account
Underlying Fund                               Return      Years     (if less)
Select Emerging Markets Fund                    64.24%     N/A            57.48%
Select International Equity Fund                30.53%     N/A            34.64%
T. Rowe Price International Stock
  Portfolio                                     32.12%     N/A            33.34%
Select Aggressive Growth Fund                   37.41%     N/A            50.83%
Select Capital Appreciation Fund                24.24%     N/A            35.19%
Select Value Opportunity Fund                   -5.56%     N/A            -2.64%
Select Growth Fund                              28.64%     N/A            42.73%
Select Strategic Growth Fund                    15.02%     N/A            17.80%
Fidelity VIP Growth Portfolio                   36.20%     N/A            46.47%
Select Growth and Income Fund                   17.36%     N/A            22.42%
Fidelity VIP Equity-Income Portfolio             5.37%     N/A            10.25%
Fidelity VIP High Income Portfolio               7.18%     N/A            12.07%
Select Income Fund                              -1.74%     N/A            -0.33%
Money Market Fund                                4.24%     N/A             4.25%

The inception date for all the Sub-Accounts is 11/2/98.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE IIA
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 1999
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Funds have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) underwriting class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.

                                                                      10 Years
                                             One-Year                  or Life
                                               Total         5         of Fund
Underlying Fund                               Return       Years      (if less)
Select Emerging Markets Fund                     49.22%    N/A               6.40%
Select International Equity Fund                 16.54%    14.48%           11.64%
T. Rowe Price International Stock
  Portfolio                                      18.08%    11.14%            9.64%
Select Aggressive Growth Fund                    23.21%    19.26%           17.29%
Select Capital Appreciation Fund                 10.44%    N/A              17.15%
Select Value Opportunity Fund                   -18.45%    9.44%             8.07%
Select Growth Fund                               14.71%    24.99%           17.15%
Select Strategic Growth Fund                      1.51%    N/A              -1.96%
Fidelity VIP Growth Portfolio                    22.04%    25.64%           16.84%
Select Growth and Income Fund                     3.77%    17.62%           12.54%
Fidelity VIP Equity-Income Portfolio             -7.85%    14.53%           11.59%
Fidelity VIP High Income Portfolio               -6.09%    6.76%             9.50%
Select Income Fund                              -14.74%    2.75%             2.21%
Money Market Fund                                -8.94%    1.26%             2.49%

The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE IIB
           SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 1999
                      SINCE INCEPTION OF UNDERLYING FUNDS
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Funds have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.

                                                                      10 Years
                                             One-Year                  or Life
                                               Total         5         of Fund
Underlying Fund                               Return       Years      (if less)
Select Emerging Markets Fund                     64.24%    N/A              14.20%
Select International Equity Fund                 30.53%    17.50%           14.45%
T. Rowe Price International Stock
  Portfolio                                      32.12%    14.19%           12.44%
Select Aggressive Growth Fund                    37.41%    22.24%           19.62%
Select Capital Appreciation Fund                 24.24%    N/A              20.32%
Select Value Opportunity Fund                    -5.56%    12.52%           10.58%
Select Growth Fund                               28.64%    27.93%           19.48%
Select Strategic Growth Fund                     15.02%    N/A               5.94%
Fidelity VIP Growth Portfolio                    36.20%    28.58%           18.87%
Select Growth and Income Fund                    17.36%    20.61%           14.87%
Fidelity VIP Equity-Income Portfolio              5.37%    17.55%           13.56%
Fidelity VIP High Income Portfolio                7.18%    9.89%            11.43%
Select Income Fund                               -1.74%    5.97%             4.58%
Money Market Fund                                 4.24%    4.53%             4.30%

The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999    1998    1997
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.5  $  0.5  $ 22.8
     Universal life and investment product
       policy fees..............................   328.1   267.4   212.2
     Net investment income......................   150.2   151.3   164.2
     Net realized investment (losses) gains.....    (8.7)   20.0     2.9
     Other income...............................    36.9     0.6     1.4
                                                  ------  ------  ------
         Total revenues.........................   507.0   439.8   403.5
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   173.6   153.9   187.8
     Policy acquisition expenses................    49.8    64.6     2.8
     Sales practice litigation..................    --      21.0    --
     Loss from cession of disability income
       business.................................    --      --      53.9
     Other operating expenses...................   151.3   104.1   101.3
                                                  ------  ------  ------
         Total benefits, losses and expenses....   374.7   343.6   345.8
                                                  ------  ------  ------
 Income before federal income taxes.............   132.3    96.2    57.7
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE
     Current....................................    15.5    22.1    13.9
     Deferred...................................    30.5    11.8     7.1
                                                  ------  ------  ------
         Total federal income tax expense.......    46.0    33.9    21.0
                                                  ------  ------  ------
 Net income.....................................  $ 86.3  $ 62.3  $ 36.7
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,354.2 and $1,284.6)............................  $ 1,324.6  $ 1,330.4
     Equity securities at fair value (cost of $25.2 and
       $27.4)............................................       32.6       31.8
     Mortgage loans......................................      223.7      230.0
     Policy loans........................................      166.8      151.5
     Real estate and other long-term investments.........       25.1       23.6
                                                           ---------  ---------
         Total investments...............................    1,772.8    1,767.3
                                                           ---------  ---------
   Cash and cash equivalents.............................      132.9      217.9
   Accrued investment income.............................       36.0       33.5
   Deferred policy acquisition costs.....................    1,156.4      950.5
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      287.2      308.0
   Other assets..........................................       64.8       46.9
   Separate account assets...............................   14,527.9   11,020.4
                                                           ---------  ---------
         Total assets....................................  $17,978.0  $14,344.5
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,274.7  $ 2,284.8
     Outstanding claims and losses.......................       13.7       17.9
     Unearned premiums...................................        2.6        2.7
     Contractholder deposit funds and other policy
       liabilities.......................................       44.3       38.1
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,335.3    2,343.5
                                                           ---------  ---------
   Expenses and taxes payable............................      216.8      146.2
   Reinsurance premiums payable..........................       17.9       45.7
   Deferred federal income taxes.........................       94.8       78.8
   Separate account liabilities..........................   14,527.9   11,020.4
                                                           ---------  ---------
         Total liabilities...............................   17,192.7   13,634.6
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,524 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      407.9
   Accumulated other comprehensive (loss) income.........       (2.6)      24.1
   Retained earnings.....................................      361.7      275.4
                                                           ---------  ---------
         Total shareholder's equity......................      785.3      709.9
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,978.0  $14,344.5
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999     1998     1997
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   407.9    386.9    346.3
     Issuance of common stock...................    15.8     21.0     40.6
                                                  ------   ------   ------
     Balance at end of period...................   423.7    407.9    386.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    24.1     38.5     20.5
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........   (41.1)   (23.4)    27.0
         Benefit (provision) for deferred
           federal income taxes.................    14.4      9.0     (9.0)
                                                  ------   ------   ------
                                                   (26.7)   (14.4)    18.0
                                                  ------   ------   ------
     Balance at end of period...................    (2.6)    24.1     38.5
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   275.4    213.1    176.4
     Net income.................................    86.3     62.3     36.7
                                                  ------   ------   ------
     Balance at end of period...................   361.7    275.4    213.1
                                                  ------   ------   ------
         Total shareholder's equity.............  $785.3   $709.9   $641.0
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999    1998    1997
 -------------                                 ------  ------  ------
 Net income..................................  $ 86.3  $ 62.3  $36.7
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (41.1)  (23.4)  27.0
     Benefit (provision) for deferred federal
       income taxes..........................    14.4     9.0   (9.0)
                                               ------  ------  -----
         Other comprehensive (loss) income...   (26.7)  (14.4)  18.0
                                               ------  ------  -----
     Comprehensive income....................  $ 59.6  $ 47.9  $54.7
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  86.3  $  62.3  $  36.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........      8.7    (20.0)    (2.9)
         Net amortization and depreciation...     (2.3)    (7.1)   --
         Sales practice litigation expense...    --        21.0    --
         Loss from cession of disability
           income business...................    --       --        53.9
         Deferred federal income taxes.......     30.5     11.8      7.1
         Payment related to cession of
           disability income business........    --       --      (207.0)
         Change in deferred acquisition
           costs.............................   (169.7)  (177.8)  (181.3)
         Change in reinsurance premiums
           payable...........................    (31.5)    40.8      3.9
         Change in accrued investment
           income............................     (2.5)     0.7      3.5
         Change in policy liabilities and
           accruals, net.....................     (8.4)   193.1    (72.4)
         Change in reinsurance receivable....     20.7    (56.9)    22.1
         Change in expenses and taxes
           payable...........................     64.1     55.4      0.2
         Other, net..........................    (14.8)   (28.5)    (7.1)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........    (18.9)    94.8   (343.3)
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    330.9    187.0    909.7
     Proceeds from disposals of equity
       securities............................     30.9     53.3      2.4
     Proceeds from disposals of other
       investments...........................      0.8     22.7     23.7
     Proceeds from mortgages matured or
       collected.............................     30.5     60.1     62.9
     Purchase of available-for-sale fixed
       maturities............................   (415.5)  (136.0)  (579.7)
     Purchase of equity securities...........    (20.2)   (30.6)    (3.2)
     Purchase of other investments...........    (44.1)   (22.7)    (9.0)
     Purchase of mortgages...................    --       (58.9)   (70.4)
     Other investing activities, net.........      2.0     (3.9)   --
                                               -------  -------  -------
         Net cash (used in) provided by
           investing activities..............    (84.7)    71.0    336.4
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     14.6    --       --
     Proceeds from issuance of stock and
       capital paid in.......................      4.0     21.0     19.2
                                               -------  -------  -------
         Net cash provided by financing
           activities........................     18.6     21.0     19.2
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (85.0)   186.8     12.3
 Cash and cash equivalents, beginning of
  period.....................................    217.9     31.1     18.8
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $ 132.9  $ 217.9  $  31.1
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes paid.......................  $   4.4  $  36.2  $   5.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed it's ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $35.5 million and total benefits, losses and expenses of $24.4 million. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998 and for the month of December, 1997.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities," the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there was one property remaining in the Company's real estate portfolio, which is being actively marketed. This asset is carried at the estimated fair value less costs of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the year ended December 31, 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (an indirect wholly-owned subsidiary of Allmerica Financial Corporation) years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life insurance via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999, 1998 and 1997, SMAFCO contributed $4.0 million, $21.0 million, and $40.6 million respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.8     $ 0.8       $--       $    6.6
States and political subdivisions.......       2.7       0.2       --             2.9
Foreign governments.....................      48.8       1.6         1.5         48.9
Corporate fixed maturities..............   1,096.0      58.0        17.7      1,136.3
Mortgage-backed securities..............     131.3       5.8         1.4        135.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,284.6     $66.4       $20.6     $1,330.4
                                          ========     =====       =====     ========
Equity securities.......................  $   27.4     $ 8.9       $ 4.5     $   31.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million and $4.2 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   54.5   $   54.8
Due after one year through five years.......................     349.1      347.2
Due after five years through ten years......................     652.9      637.1
Due after ten years.........................................     297.7      285.5
                                                              --------   --------
Total.......................................................  $1,354.2   $1,324.6
                                                              ========   ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net (depreciation) appreciation, end of year................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

1998
Net appreciation, beginning of year.........................    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (16.2)       (14.3)      (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1       --             7.1
Benefit from deferred federal income taxes..................       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 12.7       $  7.8      $ 20.5
                                                                ------       ------      ------
Net appreciation on available-for-sale securities...........      24.3         12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)      --            (9.8)
Provision for deferred federal income taxes.................      (5.1)        (3.9)       (9.0)
                                                                ------       ------      ------
                                                                   9.4          8.6        18.0
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 22.1       $ 16.4      $ 38.5
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(3.1) million, $0.9 million, and $1.3 million in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. The real estate investment was obtained by an affiliate through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $234.6 million and $244.5 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $2.4 million and $3.3 million at December 31, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there was one property remaining in the Company's real estate portfolio which is being actively marketed. Depreciation is not recorded on this asset while it is held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $136.1  $129.2
  Residential...............................................    18.5    18.9
  Retail....................................................    28.3    37.4
  Industrial/warehouse......................................    51.1    59.2
  Other.....................................................     3.0     3.1
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 60.7  $ 55.5
  Pacific...................................................    76.2    80.0
  East North Central........................................    35.9    41.4
  Middle Atlantic...........................................    20.1    22.5
  New England...............................................    29.9    26.9
  West South Central........................................     1.9     6.7
  Other.....................................................    12.3    14.8
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows:
2000 -- $40.8 million; 2001 -- $6.3 million; 2002 -- $11.2 million; 2003 --
$0.5 million; 2004 -- $23.7 million; and $141.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $ 3.3       $(0.8)       $0.1         $2.4
                                                                =====       =====        ====         ====
1998
Mortgage loans..............................................    $ 9.4       $(4.5)       $1.6         $3.3
                                                                =====       =====        ====         ====
1997
Mortgage loans..............................................    $ 9.5       $ 1.1        $1.2         $9.4
Real estate.................................................      1.7         3.7         5.4        --
                                                                -----       -----        ----         ----
    Total...................................................    $11.2       $ 4.8        $6.6         $9.4
                                                                =====       =====        ====         ====

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $11.4 million and $15.3 million, with related reserves of $0.7 million and $1.5 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $14.3 million, $17.0 million and $19.8 million, with related interest income while such loans were impaired of $1.5 million, $2.0 million and $2.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  OTHER

At December 31, 1999 and 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $107.2  $107.7  $130.0
Mortgage loans..............................................    19.0    25.5    20.4
Equity securities...........................................     0.4     0.3     1.3
Policy loans................................................    12.4    11.7    10.8
Real estate and other long-term investments.................     4.0     4.8     4.9
Short-term investments......................................     9.5     4.2     1.4
                                                              ------  ------  ------
    Gross investment income.................................   152.5   154.2   168.8
Less investment expenses....................................    (2.3)   (2.9)   (4.6)
                                                              ------  ------  ------
    Net investment income...................................  $150.2  $151.3  $164.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 1999, the Company had fixed maturities with a carrying value of $0.8 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net income of $1.2 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.2 million, $12.6 million and $21.1 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $1.4 million and $1.9 million in 1999, 1998, and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.1 million, $1.8 million and $2.1 million in 1999, 1998 and 1997, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $0.9 million and $0.7 million in 1999 and 1998, respectively. There was no income from limited partnerships included in other long-term investments in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998   1997
-------------                                                 ------  -----  -----
Fixed maturities............................................  $(18.8) $(6.1) $ 3.0
Mortgage loans..............................................     0.8    8.0   (1.1)
Equity securities...........................................     8.5   15.7    0.5
Real estate and other.......................................     0.8    2.4    0.5
                                                              ------  -----  -----
Net realized investment (losses) gains......................  $ (8.7) $20.0  $ 2.9
                                                              ======  =====  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
1999
Fixed maturities............................................     $162.3      $ 2.7   $4.3
Equity securities...........................................     $ 30.4      $10.1   $1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0   $2.0
Equity securities...........................................     $ 52.6      $17.5   $0.9
1997
Fixed maturities............................................     $702.9      $11.4   $5.0
Equity securities...........................................     $  1.3      $ 0.5   $--

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(18.0) million, $(5.6) million and
 $10.2 million in 1999, 1998 and 1997, respectively)........  $(33.4) $ (8.2) $20.3
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(3.6) million,
 $3.4 million and $1.2 million in 1999, 1998 and 1997,
 respectively)..............................................    (6.7)    6.2    2.3
                                                              ------  ------  -----
Other comprehensive (loss) income...........................  $(26.7) $(14.4) $18.0
                                                              ======  ======  =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  132.9  $  132.9  $  217.9  $  217.9
  Fixed maturities..........................................   1,324.6   1,324.6   1,330.4   1,330.4
  Equity securities.........................................      32.6      32.6      31.8      31.8
  Mortgage loans............................................     223.7     222.8     230.0     241.9
  Policy loans..............................................     166.8     166.8     151.5     151.5
                                                              --------  --------  --------  --------
                                                              $1,880.6  $1,879.7  $1,961.6  $1,973.5
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,048.0  $1,014.9  $1,069.4  $1,034.6
  Supplemental contracts without life contingencies.........      25.0      25.0      21.0      21.0
  Other individual contract deposit funds...................      19.3      19.3      17.0      17.0
                                                              --------  --------  --------  --------
                                                              $1,092.3  $1,059.2  $1,107.4  $1,072.6
                                                              ========  ========  ========  ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1999   1998   1997
-------------                                                 -----  -----  -----
Federal income tax expense
  Current...................................................  $15.5  $22.1  $13.9
  Deferred..................................................   30.5   11.8    7.1
                                                              -----  -----  -----
Total.......................................................  $46.0  $33.9  $21.0
                                                              =====  =====  =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred income tax (asset) liability represents the tax effects of temporary differences:

DECEMBER 31,
(IN MILLIONS)                                                  1999     1998
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(233.7) $(205.1)
  Deferred acquisition costs................................    339.7    278.8
  Investments, net..........................................     (4.0)    12.5
  Litigation reserves.......................................     (4.3)    (7.4)
  Bad debt reserve..........................................    --        (0.4)
  Other, net................................................     (2.9)     0.4
                                                              -------  -------
Deferred tax liability, net.................................  $  94.8  $  78.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $360.4 million and $291.7 million at December 31, 1999 and 1998, respectively. Gross deferred income tax assets totaled $265.6 million and $212.9 million at December 31, 1999 and 1998, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $173.9 million, $145.4 million and $124.1 million in 1999, 1998 and 1997 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $48.6 million and $16.4 million at December 31, 1999 and 1998, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1999 and 1998 for the disability income business were $241.5 million and $230.8 million, respectively, traditional life were $9.7 million and $11.4 million, respectively, and universal and variable universal life were $36.0 million and $65.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 41.3  $ 45.5  $ 48.8
  Assumed...................................................    --      --       2.6
  Ceded.....................................................   (40.8)  (45.0)  (28.6)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $  0.5  $ 22.8
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $210.6  $204.0  $226.0
  Assumed...................................................    --      --       4.2
  Ceded.....................................................   (37.0)  (50.1)  (42.4)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $173.6  $153.9  $187.8
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Balance at beginning of year................................  $  950.5  $765.3  $632.7
  Acquisition expenses deferred.............................     219.5   242.4   184.2
  Amortized to expense during the year......................     (49.8)  (64.6)  (53.1)
  Adjustment to equity during the year......................      36.2     7.4   (10.2)
  Adjustment for cession of disability income insurance.....     --       --     (38.6)
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........     --       --      50.3
                                                              --------  ------  ------
Balance at end of year......................................  $1,156.4  $950.5  $765.3
                                                              ========  ======  ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $240.7 million and $233.3 million at December 31, 1999 and 1998. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Statutory net income........................................  $  5.0  $ (8.2) $ 31.5
Statutory shareholder's surplus.............................  $342.7  $312.2  $309.7

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Allmerica Select Separate Account III of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account III of Allmerica Financial Life Insurance and Annuity Company at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 3, 2000

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                        SELECT                  SELECT                                 SELECT
                                            MONEY     AGGRESSIVE    SELECT      GROWTH    SELECT VALUE    SELECT    INTERNATIONAL
                                            MARKET      GROWTH      GROWTH    AND INCOME  OPPORTUNITY     INCOME       EQUITY
                                          ----------  ----------  ----------  ----------  ------------  ----------  -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust......................  $3,052,854  $1,701,691  $5,662,037  $2,986,981   $1,170,101   $1,087,460   $1,664,641
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP).................................          --         --           --         --            --           --           --
Investment in shares of T. Rowe Price
  International Series, Inc.............          --         --           --         --            --           --           --
                                          ----------  ----------  ----------  ----------   ----------   ----------   ----------
  Total assets..........................   3,052,854  1,701,691    5,662,037  2,986,981     1,170,101    1,087,460    1,664,641

LIABILITIES:                                      --         --           --         --            --           --           --
                                          ----------  ----------  ----------  ----------   ----------   ----------   ----------
  Net assets............................  $3,052,854  $1,701,691  $5,662,037  $2,986,981   $1,170,101   $1,087,460   $1,664,641
                                          ==========  ==========  ==========  ==========   ==========   ==========   ==========

Net asset distribution by category:
  Variable life policies................  $3,052,854  $1,701,691  $5,662,037  $2,986,981   $1,170,101   $1,087,460   $1,664,641
                                          ==========  ==========  ==========  ==========   ==========   ==========   ==========

Units outstanding, December 31, 1999....   2,908,824  1,055,676    3,745,291  2,361,455     1,207,082    1,091,645    1,178,354
Net asset value per unit, December 31,
  1999..................................  $ 1.049515  $1.611944   $ 1.511775  $1.264890    $ 0.969363   $ 0.996166   $ 1.412683

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1999

                                        SELECT      SELECT     SELECT                                               T. ROWE PRICE
                                       CAPITAL     EMERGING   STRATEGIC  FIDELITY VIP  FIDELITY VIP   FIDELITY VIP  INTERNATIONAL
                                     APPRECIATION   MARKETS    GROWTH    HIGH INCOME   EQUITY-INCOME     GROWTH         STOCK
                                     ------------  ---------  ---------  ------------  -------------  ------------  -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust.................   $1,747,245   $ 405,796  $ 631,421   $       --    $       --     $       --     $      --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP)............................           --          --         --    1,067,979     2,560,196      4,267,881            --
Investment in shares of T. Rowe
  Price International Series,
  Inc..............................           --          --         --           --            --             --       802,348
                                      ----------   ---------  ---------   ----------    ----------     ----------     ---------
  Total assets.....................    1,747,245     405,796    631,421    1,067,979     2,560,196      4,267,881       802,348

LIABILITIES:                                  --          --         --           --            --             --            --
                                      ----------   ---------  ---------   ----------    ----------     ----------     ---------
  Net assets.......................   $1,747,245   $ 405,796  $ 631,421   $1,067,979    $2,560,196     $4,267,881     $ 802,348
                                      ==========   =========  =========   ==========    ==========     ==========     =========

Net asset distribution by category:
  Variable life policies...........   $1,747,245   $ 405,796  $ 631,421   $1,067,979    $2,560,196     $4,267,881     $ 802,348
                                      ==========   =========  =========   ==========    ==========     ==========     =========

Units outstanding, December 31,
  1999.............................    1,230,965     239,440    521,981      935,561     2,285,793      2,739,447       574,373
Net asset value per unit, December
  31, 1999.........................   $ 1.419411   $1.694772  $1.209663   $ 1.141539    $ 1.120047     $ 1.557936     $1.396912

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                            STATEMENTS OF OPERATIONS

                                            MONEY MARKET           SELECT AGGRESSIVE GROWTH          SELECT GROWTH
                                     FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE
                                        ENDED         PERIOD         ENDED         PERIOD         ENDED         PERIOD
                                     DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO
                                         1999        12/31/98         1999        12/31/98         1999        12/31/98
                                     ------------   -----------   ------------   -----------   ------------   -----------
INVESTMENT INCOME:
  Dividends........................    $73,206         $305         $     --         $--         $    880       $   13

EXPENSES:
  Mortality and expense risk
    fees...........................     12,679           66            4,665          --           19,113           15
                                       -------         ----         --------         ---         --------       ------
  Net investment income (loss).....     60,527          239           (4,665)         --          (18,233)          (2)
                                       -------         ----         --------         ---         --------       ------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............         --           --               --          --           55,902           --
  Net realized gain (loss) from
    sales of investments...........         --           --            7,112          46            3,901          929
                                       -------         ----         --------         ---         --------       ------
    Net realized gain (loss).......         --           --            7,112          46           59,803          929
  Net unrealized gain (loss).......         --           --          296,852           1          866,459        1,304
                                       -------         ----         --------         ---         --------       ------
    Net realized and unrealized
      gain (loss)..................         --           --          303,964          47          926,262        2,233
                                       -------         ----         --------         ---         --------       ------
    Net increase (decrease) in net
      assets from operations.......    $60,527         $239         $299,299         $47         $908,029       $2,231
                                       =======         ====         ========         ===         ========       ======

                                      SELECT GROWTH AND INCOME
                                     FOR THE YEAR     FOR THE
                                        ENDED         PERIOD
                                     DECEMBER 31,   11/2/98* TO
                                         1999        12/31/98
                                     ------------   -----------
INVESTMENT INCOME:
  Dividends........................    $ 12,757        $ 47
EXPENSES:
  Mortality and expense risk
    fees...........................      10,683           6
                                       --------        ----
  Net investment income (loss).....       2,074          41
                                       --------        ----
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............      77,972          --
  Net realized gain (loss) from
    sales of investments...........       5,319         255
                                       --------        ----
    Net realized gain (loss).......      83,291         255
  Net unrealized gain (loss).......     111,861         545
                                       --------        ----
    Net realized and unrealized
      gain (loss)..................     195,152         800
                                       --------        ----
    Net increase (decrease) in net
      assets from operations.......    $197,226        $841
                                       ========        ====

* Date of initial investment.
   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                     SELECT VALUE OPPORTUNITY          SELECT INCOME          SELECT INTERNATIONAL EQUITY
                                    FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE     FOR THE YEAR      FOR THE
                                       ENDED         PERIOD         ENDED         PERIOD          ENDED         PERIOD
                                    DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO   DECEMBER 31,    11/2/98* TO
                                        1999        12/31/98         1999        12/31/98         1999         12/31/98
                                    ------------   -----------   ------------   -----------   -------------   -----------
INVESTMENT INCOME:
  Dividends.......................    $     2         $ --         $ 42,511         $ 89         $     --         $ 31

EXPENSES:
  Mortality and expense risk
    fees..........................      4,041           --            4,997            5            5,383            4
                                      -------         ----         --------         ----         --------         ----
  Net investment income (loss)....     (4,039)          --           37,514           84           (5,383)          27
                                      -------         ----         --------         ----         --------         ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors............     18,744           --            3,812           --               --           --
  Net realized gain (loss) from
    sales of investments..........     (7,120)          --           (3,213)          --            8,677          115
                                      -------         ----         --------         ----         --------         ----
    Net realized gain (loss)......     11,624           --              599           --            8,677          115
  Net unrealized gain (loss)......     (3,418)          --          (39,833)         (72)         247,077          138
                                      -------         ----         --------         ----         --------         ----
    Net realized and unrealized
      gain (loss).................      8,206           --          (39,234)         (72)         255,754          253
                                      -------         ----         --------         ----         --------         ----
    Net increase (decrease) in net
      assets from operations......    $ 4,167         $ --         $ (1,720)        $ 12         $250,371         $280
                                      =======         ====         ========         ====         ========         ====

                                          SELECT CAPITAL
                                           APPRECIATION           SELECT EMERGING MARKETS
                                    FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE
                                       ENDED         PERIOD         ENDED         PERIOD
                                    DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO
                                        1999        12/31/98         1999        12/31/98
                                    ------------   -----------   ------------   -----------
INVESTMENT INCOME:
  Dividends.......................    $     --         $--         $   894          $--
EXPENSES:
  Mortality and expense risk
    fees..........................       5,421          --           1,066           --
                                      --------         ---         -------          ---
  Net investment income (loss)....      (5,421)         --            (172)          --
                                      --------         ---         -------          ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors............         847           3              --           --
  Net realized gain (loss) from
    sales of investments..........       3,838          71           1,034           11
                                      --------         ---         -------          ---
    Net realized gain (loss)......       4,685          74           1,034           11
  Net unrealized gain (loss)......     234,992          (2)         77,357           --
                                      --------         ---         -------          ---
    Net realized and unrealized
      gain (loss).................     239,677          72          78,391           11
                                      --------         ---         -------          ---
    Net increase (decrease) in net
      assets from operations......    $234,256         $72         $78,219          $11
                                      ========         ===         =======          ===

* Date of initial investment.
   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                     FIDELITY VIP
                                     SELECT STRATEGIC GROWTH      FIDELITY VIP HIGH INCOME          EQUITY-INCOME
                                    FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE
                                       ENDED         PERIOD         ENDED         PERIOD         ENDED         PERIOD
                                    DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO
                                        1999        12/31/98         1999        12/31/98         1999        12/31/98
                                    ------------   -----------   ------------   -----------   ------------   -----------
INVESTMENT INCOME:
  Dividends.......................    $ 1,742          $--         $ 4,626          $--         $  1,495         $ --

EXPENSES:
  Mortality and expense risk
    fees..........................      2,480           --           4,001            1            9,718            8
                                      -------          ---         -------          ---         --------         ----
  Net investment income (loss)....       (738)          --             625           (1)          (8,223)          (8)
                                      -------          ---         -------          ---         --------         ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors............         --           --             173           --            3,304           --
  Net realized gain (loss) from
    sales of investments..........       (705)          --           1,233           15            2,880          681
                                      -------          ---         -------          ---         --------         ----
    Net realized gain (loss)......       (705)          --           1,406           15            6,184          681
  Net unrealized gain (loss)......     34,753            1          20,428           --          (41,442)         280
                                      -------          ---         -------          ---         --------         ----
    Net realized and unrealized
      gain (loss).................     34,048            1          21,834           15          (35,258)         961
                                      -------          ---         -------          ---         --------         ----
    Net increase (decrease) in net
      assets from operations......    $33,310          $ 1         $22,459          $14         $(43,481)        $953
                                      =======          ===         =======          ===         ========         ====

                                                                       T. ROWE PRICE
                                       FIDELITY VIP GROWTH          INTERNATIONAL STOCK
                                    FOR THE YEAR     FOR THE     FOR THE YEAR     FOR THE
                                       ENDED         PERIOD         ENDED         PERIOD
                                    DECEMBER 31,   11/2/98* TO   DECEMBER 31,   11/2/98* TO
                                        1999        12/31/98         1999        12/31/98
                                    ------------   -----------   ------------   -----------
INVESTMENT INCOME:
  Dividends.......................    $    186        $   --       $  2,647         $--
EXPENSES:
  Mortality and expense risk
    fees..........................      13,533             8          2,489          --
                                      --------        ------       --------         ---
  Net investment income (loss)....     (13,347)           (8)           158          --
                                      --------        ------       --------         ---
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors............      11,615            --          8,318          --
  Net realized gain (loss) from
    sales of investments..........      24,572           882         49,221           9
                                      --------        ------       --------         ---
    Net realized gain (loss)......      36,187           882         57,539           9
  Net unrealized gain (loss)......     659,395           533        101,013          --
                                      --------        ------       --------         ---
    Net realized and unrealized
      gain (loss).................     695,582         1,415        158,552           9
                                      --------        ------       --------         ---
    Net increase (decrease) in net
      assets from operations......    $682,235        $1,407       $158,710         $ 9
                                      ========        ======       ========         ===

* Date of initial investment.
   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            MONEY MARKET            SELECT AGGRESSIVE GROWTH            SELECT GROWTH
                                      YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM
                                     DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO
                                         1999         12/31/98         1999         12/31/98         1999         12/31/98
                                     -------------   -----------   -------------   -----------   -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $     60,527     $    239      $   (4,665)       $ --        $  (18,233)      $    (2)
    Net realized gain (loss).......            --           --           7,112          46            59,803           929
    Net unrealized gain (loss).....            --           --         296,852           1           866,459         1,304
                                     ------------     --------      ----------        ----        ----------       -------
    Net increase (decrease) in net
      assets from operations.......        60,527          239         299,299          47           908,029         2,231
                                     ------------     --------      ----------        ----        ----------       -------

  FROM POLICY TRANSACTIONS:
    Net premiums...................    14,935,852      291,444         558,191          --         2,541,664        18,755
    Terminations...................          (838)          --            (126)         --              (251)           --
    Insurance and other charges....       (70,401)        (633)        (17,991)         --           (78,142)          (51)
    Transfers between sub-accounts
      (including fixed
      account), net................   (12,133,179)     (22,476)        861,042          --         2,270,801         4,995
    Other transfers from (to) the
      General Account..............        (7,680)          --           1,278         (43)           (5,998)           10
    Net increase (decrease) in
      investment by Sponsor........           (21)          20             (26)         20               (26)           20
                                     ------------     --------      ----------        ----        ----------       -------
    Net increase (decrease) in net
      assets from policy
      transactions.................     2,723,733      268,355       1,402,368         (23)        4,728,048        23,729
                                     ------------     --------      ----------        ----        ----------       -------
    Net increase (decrease) in net
      assets.......................     2,784,260      268,594       1,701,667          24         5,636,077        25,960

NET ASSETS:
  Beginning of year................       268,594           --              24          --            25,960            --
                                     ------------     --------      ----------        ----        ----------       -------
  End of year......................  $  3,052,854     $268,594      $1,701,691        $ 24        $5,662,037       $25,960
                                     ============     ========      ==========        ====        ==========       =======

                                      SELECT GROWTH AND INCOME
                                      YEAR ENDED     PERIOD FROM
                                     DECEMBER 31,    11/2/98* TO
                                         1999         12/31/98
                                     -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $    2,074       $    41
    Net realized gain (loss).......       83,291           255
    Net unrealized gain (loss).....      111,861           545
                                      ----------       -------
    Net increase (decrease) in net
      assets from operations.......      197,226           841
                                      ----------       -------
  FROM POLICY TRANSACTIONS:
    Net premiums...................    1,399,016         7,500
    Terminations...................         (419)           --
    Insurance and other charges....      (48,864)          (20)
    Transfers between sub-accounts
      (including fixed
      account), net................    1,424,993         4,993
    Other transfers from (to) the
      General Account..............        1,608           111
    Net increase (decrease) in
      investment by Sponsor........          (24)           20
                                      ----------       -------
    Net increase (decrease) in net
      assets from policy
      transactions.................    2,776,310        12,604
                                      ----------       -------
    Net increase (decrease) in net
      assets.......................    2,973,536        13,445
NET ASSETS:
  Beginning of year................       13,445            --
                                      ----------       -------
  End of year......................   $2,986,981       $13,445
                                      ==========       =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    SELECT VALUE OPPORTUNITY            SELECT INCOME          SELECT INTERNATIONAL EQUITY
                                    YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM
                                   DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO
                                       1999         12/31/98         1999         12/31/98         1999          12/31/98
                                   -------------   -----------   -------------   -----------   -------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................   $   (4,039)        $--        $   37,514       $   84       $   (5,383)       $   27
    Net realized gain (loss).....       11,624          --               599           --            8,677           115
    Net unrealized gain (loss)...       (3,418)         --           (39,833)         (72)         247,077           138
                                    ----------         ---        ----------       ------       ----------        ------
    Net increase (decrease) in
      net assets from
      operations.................        4,167          --            (1,720)          12          250,371           280
                                    ----------         ---        ----------       ------       ----------        ------

  FROM POLICY TRANSACTIONS:
    Net premiums.................      600,470          --           407,537        6,253          678,830         5,002
    Terminations.................         (168)         --              (838)          --             (335)           --
    Insurance and other
      charges....................      (15,973)         --           (19,083)         (17)         (21,521)          (13)
    Transfers between
      sub-accounts (including
      fixed
      account), net..............      583,826          --           696,255           --          749,219            --
    Other transfers from (to) the
      General Account............       (2,219)         --              (939)          --            2,811            --
    Net increase (decrease) in
      investment by Sponsor......          (22)         20               (20)          20              (23)           20
                                    ----------         ---        ----------       ------       ----------        ------
    Net increase (decrease) in
      net assets from policy
      transactions...............    1,165,914          20         1,082,912        6,256        1,408,981         5,009
                                    ----------         ---        ----------       ------       ----------        ------
    Net increase (decrease) in
      net assets.................    1,170,081          20         1,081,192        6,268        1,659,352         5,289

NET ASSETS:
  Beginning of year..............           20          --             6,268           --            5,289            --
                                    ----------         ---        ----------       ------       ----------        ------
  End of year....................   $1,170,101         $20        $1,087,460       $6,268       $1,664,641        $5,289
                                    ==========         ===        ==========       ======       ==========        ======

                                   SELECT CAPITAL APPRECIATION      SELECT EMERGING MARKETS
                                    YEAR ENDED     PERIOD FROM     YEAR ENDED     PERIOD FROM
                                   DECEMBER 31,    11/2/98* TO    DECEMBER 31,    11/2/98* TO
                                       1999          12/31/98         1999         12/31/98
                                   -------------   ------------   -------------   -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................   $   (5,421)        $--          $   (172)         $--
    Net realized gain (loss).....        4,685          74             1,034           11
    Net unrealized gain (loss)...      234,992          (2)           77,357           --
                                    ----------         ---          --------          ---
    Net increase (decrease) in
      net assets from
      operations.................      234,256          72            78,219           11
                                    ----------         ---          --------          ---
  FROM POLICY TRANSACTIONS:
    Net premiums.................      639,391          --           138,607           --
    Terminations.................         (126)         --               (84)          --
    Insurance and other
      charges....................      (22,718)         --            (4,178)          --
    Transfers between
      sub-accounts (including
      fixed
      account), net..............      901,645          --           193,508           --
    Other transfers from (to) the
      General Account............       (5,201)        (69)             (270)         (10)
    Net increase (decrease) in
      investment by Sponsor......          (25)         20               (27)          20
                                    ----------         ---          --------          ---
    Net increase (decrease) in
      net assets from policy
      transactions...............    1,512,966         (49)          327,556           10
                                    ----------         ---          --------          ---
    Net increase (decrease) in
      net assets.................    1,747,222          23           405,775           21
NET ASSETS:
  Beginning of year..............           23          --                21           --
                                    ----------         ---          --------          ---
  End of year....................   $1,747,245         $23          $405,796          $21
                                    ==========         ===          ========          ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     SELECT STRATEGIC GROWTH      FIDELITY VIP HIGH INCOME     FIDELITY VIP EQUITY-INCOME
                                    YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM
                                   DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO
                                       1999         12/31/98         1999         12/31/98         1999         12/31/98
                                   -------------   -----------   -------------   -----------   -------------   -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................    $   (738)         $--        $      625        $ (1)       $   (8,223)      $    (8)
    Net realized gain (loss).....        (705)          --             1,406          15             6,184           681
    Net unrealized gain (loss)...      34,753            1            20,428          --           (41,442)          280
                                     --------          ---        ----------        ----        ----------       -------
    Net increase (decrease) in
      net assets from
      operations.................      33,310            1            22,459          14           (43,481)          953
                                     --------          ---        ----------        ----        ----------       -------

  FROM POLICY TRANSACTIONS:
    Net premiums.................     374,668           --           347,324          --         1,584,944         7,500
    Terminations.................         (84)          --              (209)         --              (419)           --
    Insurance and other
      charges....................     (12,707)          --           (14,982)         --           (45,432)          (21)
    Transfers between
      sub-accounts (including
      fixed
      account), net..............     228,136           --           714,034          --         1,056,477         4,997
    Other transfers from (to) the
      General Account............       8,101           --              (645)        (13)           (5,242)          (76)
    Net increase (decrease) in
      investment by Sponsor......         (24)          20               (23)         20               (24)           20
                                     --------          ---        ----------        ----        ----------       -------
    Net increase (decrease) in
      net assets from policy
      transactions...............     598,090           20         1,045,499           7         2,590,304        12,420
                                     --------          ---        ----------        ----        ----------       -------
    Net increase (decrease) in
      net assets.................     631,400           21         1,067,958          21         2,546,823        13,373

NET ASSETS:
  Beginning of year..............          21           --                21          --            13,373            --
                                     --------          ---        ----------        ----        ----------       -------
  End of year....................    $631,421          $21        $1,067,979        $ 21        $2,560,196       $13,373
                                     ========          ===        ==========        ====        ==========       =======

                                                                        T. ROWE PRICE
                                       FIDELITY VIP GROWTH           INTERNATIONAL STOCK
                                    YEAR ENDED     PERIOD FROM    YEAR ENDED     PERIOD FROM
                                   DECEMBER 31,    11/2/98* TO   DECEMBER 31,    11/2/98* TO
                                       1999         12/31/98         1999         12/31/98
                                   -------------   -----------   -------------   -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................   $  (13,347)      $    (8)      $    158          $--
    Net realized gain (loss).....       36,187           882         57,539            9
    Net unrealized gain (loss)...      659,395           533        101,013           --
                                    ----------       -------       --------          ---
    Net increase (decrease) in
      net assets from
      operations.................      682,235         1,407        158,710            9
                                    ----------       -------       --------          ---
  FROM POLICY TRANSACTIONS:
    Net premiums.................    1,804,364         7,500        304,471           --
    Terminations.................          (84)           --           (209)          --
    Insurance and other
      charges....................      (58,118)          (21)       (10,248)          --
    Transfers between
      sub-accounts (including
      fixed
      account), net..............    1,826,831         7,492        348,346           --
    Other transfers from (to) the
      General Account............       (3,673)          (46)         1,279           (8)
    Net increase (decrease) in
      investment by Sponsor......          (26)           20            (22)          20
                                    ----------       -------       --------          ---
    Net increase (decrease) in
      net assets from policy
      transactions...............    3,569,294        14,945        643,617           12
                                    ----------       -------       --------          ---
    Net increase (decrease) in
      net assets.................    4,251,529        16,352        802,327           21
NET ASSETS:
  Beginning of year..............       16,352            --             21           --
                                    ----------       -------       --------          ---
  End of year....................   $4,267,881       $16,352       $802,348          $21
                                    ==========       =======       ========          ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Allmerica Select Separate Account III (Allmerica Select III) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on October 30, 1998 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain modified single premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select III are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select III cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select III is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select III currently offers fourteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust), managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) managed by Fidelity Management & Research Company
(FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price), managed by Rowe Price-Fleming International, Inc. The Trust, Fidelity VIP, and
T. Rowe Price (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select
III. Therefore, no provision for income taxes has been charged against Allmerica Select III.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1999 were as follows:

                                                               PORTFOLIO INFORMATION
                                                        -----------------------------------
                                                                                  NET ASSET
                                                         NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                      SHARES        COST      PER SHARE
--------------------                                    -----------  -----------  ---------
Money Market..........................................   3,052,854   $3,052,854    $ 1.000
Select Aggressive Growth..............................     498,883    1,404,839      3.411
Select Growth.........................................   1,857,015    4,794,275      3.049
Select Growth and Income..............................   1,545,257    2,874,575      1.933
Select Value Opportunity..............................     769,297    1,173,519      1.521
Select Income.........................................   1,141,091    1,127,365      0.953
Select International Equity...........................     819,616    1,417,427      2.031
Select Capital Appreciation...........................     851,069    1,512,255      2.053
Select Emerging Markets...............................     314,084      328,440      1.292
Select Strategic Growth...............................     560,764      596,667      1.126
Fidelity VIP High Income..............................      94,428    1,047,552     11.310
Fidelity VIP Equity-Income............................      99,580    2,601,358     25.710
Fidelity VIP Growth...................................      77,697    3,607,954     54.930
T. Rowe Price International Stock.....................      42,140      701,335     19.040

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider and monthly administration and distribution charges. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased, subject to compliance with applicable state and federal requirements. This charge is deducted in the daily computation of unit values and is paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Allmerica Select III, and does not receive any compensation for sales of Allmerica Select III policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. The current series of policies have a contingent surrender charge and no deduction is made for sales charges at the time of the sale.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select III satisfies the current requirements of the regulations, and it intends that Allmerica Select III will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Allmerica Select III during the period ended December 31, 1999 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Money Market................................................  $12,892,655  $10,108,407
Select Aggressive Growth....................................    1,554,305      156,601
Select Growth...............................................    5,051,670      285,954
Select Growth and Income....................................    3,392,249      535,895
Select Value Opportunity....................................    1,399,995      219,375
Select Income...............................................    1,521,607      397,370
Select International Equity.................................    1,702,418      298,819
Select Capital Appreciation.................................    1,630,552      122,160
Select Emerging Markets.....................................      345,761       18,376
Select Strategic Growth.....................................      952,111      354,760
Fidelity VIP High Income....................................    1,199,576      153,279
Fidelity VIP Equity-Income..................................    3,171,755      586,372
Fidelity VIP Growth.........................................    4,250,323      682,760
T. Rowe Price International Stock...........................    1,486,456      834,363
                                                              -----------  -----------
  Totals....................................................  $40,551,433  $14,754,491
                                                              ===========  ===========

NOTE 7 -- PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the Select Investment Grade Income Fund (SIGIF) for all of the shares of the Select Income Fund (SIF). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIF shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.